Leases	12 Months Ended
Dec. 31, 2025
Presentation of leases for lessee [abstract]
Leases
21. Leases

a) Significant Individual Lease Arrangements

TAK leases road and port facilities from the Alaska Industrial Development and Export Authority, through which it ships all concentrates produced at the Red Dog mine. The lease requires TAK to pay a minimum annual user fee of US$6 million until 2040. As at December 31, 2025, the related lease liability was $81 million (2024 – $89 million).

QBSA has a contract with Transelec S.A. to lease an electrical power transmission system to connect the QB project with the Chilean national power grid. The lease requires QBSA to pay approximately US$23 million per year, escalating by 2.2% annually. As at December 31, 2025, the related lease liability was $441 million (2024 – $465 million). The corresponding right-of-use asset was $425 million (2024 – $466 million).

b) Right-of-Use Assets

Our significant lease arrangements include contracts for leasing office premises, mining equipment, railcars, road and port facilities and electrical power transmission systems. As at December 31, 2025, $1.0 billion (2024 – $1.0 billion) of right-of-use assets are recorded as part of property, plant and equipment.

(CAD$ in millions)	2025	2024
Opening net book value	$1,011	$1,108
Additions	164	187
Depreciation	(78)	(84)
Depreciation – steelmaking coal business	—	(53)
Changes in foreign exchange rates and other	(54)	49
Sale of steelmaking coal business	—	(196)
Closing net book value	$1,043	$1,011
21. Leases (continued)

c) Lease Liability Continuity

(CAD$ in millions)	2025	2024
At January 1	$951	$1,061
Cash flows
Principal payments	(112)	(68)
Principal payments – steelmaking coal business	—	(52)
Interest payments	(46)	(52)
Non-cash changes
Additions	164	182
Interest expense	51	49
Changes in foreign exchange rates and other	(50)	40
Sale of steelmaking coal business	—	(209)
At December 31	$958	$951
Less current portion of lease liabilities	(169)	(175)
Non-current lease liabilities	$789	$776